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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333--19987 of Diamond Offshore Drilling, Inc. (the "Company") on Form S--3 of our report dated January 25, 2000, appearing in this Annual Report on Form 10--K of the Company for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP

Houston, Texas
March 7, 2000